SHAREHOLDER PROTECTION RIGHTS AGREEMENT

         THIS AGREEMENT made as of January 13, 2000

B E T W E E N:

                   SALIX PHARMACEUTICALS, LTD., a corporation
              existing under the laws of the British Virgin Islands

                               (the "Corporation")

                                     - and -

                    MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, as Rights Agent

                              (the "Rights Agent").

         WHEREAS the Board of Directors has determined that it is advisable and in the best interests of the Corporation to adopt a shareholder protection rights plan (the "Rights Plan") to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly in connection with any take-over offer for the Corporation;

         AND WHEREAS in order to implement the Rights Plan the Board of Directors has:

(a) authorized and declared a distribution of one (1) right (a "Right") effective at the Record Time in respect of each Common Share outstanding at that time;

(b) authorized the issuance of one (1) Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time;

(c) authorized the issuance of Rights Certificates to holders of Rights pursuant to the terms and subject to the conditions set forth herein;

         AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

         AND WHEREAS the Corporation desires to appoint the Rights Agent to act on behalf of the Corporation, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights and other matters referred to herein;

         NOW THEREFORE in consideration of the premises and their respective covenants and agreements set forth herein, the parties hereby agree as follows:


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                            ARTICLE 1 - INTERPRETATION

1.1      CERTAIN DEFINITIONS

         For purposes of this Agreement, the following terms have the meanings indicated:

         (a) "ACQUIRING PERSON" means any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares, but shall not include:

(i)                 the Corporation or any Subsidiary of the Corporation;

(ii) any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of:

A.                  a Voting Share Reduction;

B.                  a Permitted Bid Acquisition;


C.                  an Exempt Acquisition; or

D.                  a Pro Rata Acquisition;

                    provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares by reason of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition, and thereafter becomes the Beneficial Owner of a number of additional Voting Shares exceeding 1% of the number of Voting Shares outstanding (other than pursuant to a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition), then, as of the date that such Person becomes the Beneficial Owner of such additional Voting Shares, such Person shall become an "Acquiring Person";

(iii) for the period of 10 days after the Disqualification Date (as defined below), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Clause 1.1(d)(vii) solely because such Person or the Beneficial Owner of such Voting Shares is making or has announced an intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person. For the purposes of this definition, "DISQUALIFICATION DATE" means the first date of public announcement of facts indicating that any Person is making or has announced an intention to make a Take-over Bid;

          (iv) an underwriter or member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a bona fide distribution to the public of securities; or

          (v) a Person (a "Grandfathered Person") who is the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation determined as at the date hereof, provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the date hereof, become the Beneficial Owner of additional Voting Shares of the Corporation that increases its Beneficial Ownership of Voting Shares by more than 1% of the number of Voting Shares outstanding, other than through a Permitted Bid Acquisition or a Pro Rata Acquisition.

(b) "AFFILIATE", when used to indicate a relationship with a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person.

(c) "ASSOCIATE", when used to indicate a relationship with any Person, means:

          (i) any body corporate of which the Person beneficially owns, directly or indirectly, voting securities carrying more than 10 per cent of the voting rights attached to all voting securities of the body corporate for the time being outstanding;

          (ii)      any partner, spouse or child of that Person;

          (iii) any trust or estate in which the Person has a substantial beneficial interest or as to which the Person serves as trustee or in a similar capacity;

          (iv) any relative of the Person, where the relative has the same home as the Person; or

          (v) any relative of the spouse of the Person where the relative has the same home as the Person.

(d) A Person is deemed the "BENEFICIAL OWNER" and to have "BENEFICIAL OWNERSHIP" of, and to "BENEFICIALLY Own":

          (i) any securities as to which such Person or any of such Person's Affiliates or Associates is the beneficial owner (and, for the purposes of this Agreement, a "beneficial owner" of securities shall include a Person who is the owner at law or in equity of such securities);

          (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has, directly or indirectly:

A. the right to become beneficial owner (whether such right is exercisable immediately or after the passage of time or upon the occurrence of a contingency or payment of instalments or otherwise) pursuant to any agreement, arrangement, pledge or understanding or otherwise, whether or not in writing (other than (x) customary agreements with and between underwriters and/or banking group and/or selling group members with respect to a bona fide distribution to the public of securities and (y) pledges of securities in the ordinary course of business that meet all of the conditions specified in Rule 13d-3(d)(3) under the 1934 Exchange Act), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; or

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

B. the right to vote (whether such right is exercisable immediately or after the passage of time or upon the occurrence of a contingency or payment of instalments or otherwise) pursuant to any agreement, arrangement or understanding or otherwise whether or not in writing (other than (x) pledges of securities in the ordinary course of business that meet all of the circumstances specified in Rule 13-3(d)(3) under the 1934 Exchange Act other than the condition in Rule 13d-3(3)(3)(ii) and (y) a pledge agreement with a registered securities dealer relating to the extension of credit for purchases of securities on margin in the ordinary course of the dealer's business); and

(iii) any securities which are beneficially owned by any other Person with which such Person or any of such Person's Affiliates is acting jointly or in concert (other than pursuant to (x) customary agreements with and between underwriters and/or banking group and/or selling group members with respect to a bona fide distribution to the public of securities and (y) pledges of securities in the ordinary course of business that meet all of the conditions specified in Rule 13d-3(d)(3) under the 1934 Exchange Act);

provided, however, that a Person shall NOT be deemed the "Beneficial Owner" or to have "Beneficial Ownership" of, or to "Beneficially Own", any security:

(iv) solely because such security has been deposited or tendered pursuant to a tender or exchange offer or Take-over Bid made by such Person or any of such Person's Affiliates or Associates until the earlier of such deposited or tendered security being accepted unconditionally for payment or exchange or being taken up and paid for;

(v) solely because such Person or any of such Person's Affiliates or Associates has or shares the power to vote or direct the voting of such security pursuant to a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Corporations Act, the Securities Act and the 1934 Exchange Act, except if such power (or the arrangements relating thereto) is then reportable under Section 101 of the Securities Act or under Item 6 of Schedule 13D under the 1934 Exchange Act;

(vi) solely because such Person or any of such Person's Affiliates or Associates has or shares the power to vote or direct the voting of such security in connection with, or in order to participate in, a public proxy solicitation made or to be made pursuant to, and in accordance with, the applicable rules and regulations referred to in Clause 1.1(d)(v), except if such power (or the arrangements relating thereto) is then reportable under Section 101 of the Securities Act or under Item 6 of Schedule 13D under the 1934 Exchange Act;

(vii) solely because such Person (hereinafter in this Clause 1.1(d)(vii) referred to as the "MANAGER"), being principally engaged in the business of managing investment funds for other Persons (which others, for greater certainty, may include and be limited to one or more employee benefit plans or pension plans) who are not Affiliates or Associates of the Manager and who do not act jointly or in concert with the Manager as part of the Manager's duties as agent for fully managed accounts, holds or exercises voting or dispositive power over such security and such voting or dispositive power over such security is held in the ordinary course of such business in the performance of the duties of the Manager for the account of the other Person; provided, however, that:

          A. such security shall be deemed, in such case, to be Beneficially Owned by such other Persons; and

          B. neither the Manager nor any Person acting jointly or in concert with the Manager is then making a Take-over Bid or has not then publicly announced an intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person;

          and provided further that, notwithstanding the foregoing, the Board of Directors shall have the right to and may determine, acting in good faith, that conditions exist which should disentitle the Manager from relying on this Clause 1.1(d)(vii) and, in such event, the Manager's Beneficial Ownership of securities shall be determined without reference to this Clause 1.1(d)(vii); or

(viii) solely because such Person (hereinafter in this Clause 1.1(d)(viii) referred to as the "TRUST COMPANY") holds or exercises voting or dispositive power over such securities, provided that:

          A. the Trust Company is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in similar capacity in relation to the estates of deceased or incompetent Persons (each an "ESTATE ACCOUNT") or in relation to other accounts (each an "OTHER ACCOUNT") and holds such voting or dispositive power over such security in the ordinary course of such duties for the estate of any such deceased or incompetent Person or for such other accounts; and

          B. the Trust Company is not then making a Take-over Bid or has not then publicly announced an intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person;

          and provided further that, notwithstanding the foregoing, the Board of Directors shall have the right to and may determine, acting in good faith, that conditions exist which should disentitle the Trust Company from relying on this Clause 1.1(d)(viii) and, in such event, the Trust Company's Beneficial Ownership of securities shall be determined without reference to this Clause 1.1(d)(viii); or

(ix) solely because such Person is a client of the same Manager as another Person on whose account the Manager holds or exercises voting or dispositive power over such security, or solely because such Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds or exercises voting or dispositive power over such security; or

          (x) solely because any such Person, any of such Person's Affiliates or Associates or any other Person referred to in paragraph (iii) of this definition has an agreement, arrangement or understanding, whether or not in writing (but other than of the nature otherwise referred to in this Subsection 1.1(d)), with respect to one or more shareholder proposals or a matter or matters to come before a particular meeting of shareholders, including the election of directors.

          For purposes of this Agreement, in determining the percentage of the outstanding Voting Shares with respect to which a Person is or is deemed to be the Beneficial Owner, all Voting Shares as to which such Person is deemed the Beneficial Owner shall be deemed outstanding.

(e)       "BOARD OF DIRECTORS" means the board of directors of the Corporation.

(f) "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which chartered banks in the City of Toronto, Ontario or banks in the City of Raleigh, North Carolina or Palo Alto, California (or, if the Corporation's principal place of business ceases to be in Palo Alto, California, such other city in which the principal place of business of the Corporation is located) are authorized or obliged by law to close.

(g) "CANADIAN DOLLAR EQUIVALENT" of any amount which is expressed in United States dollars means, on any date, the Canadian dollar equivalent of such amount determined by multiplying such amount by the U.S.-Canadian Exchange Rate in effect on such date.

(h) "CANADIAN-U.S. EXCHANGE RATE" means, on any date, the inverse of the U.S.-Canadian Exchange Rate in effect on such date.

(i) "CLOSE OF BUSINESS" on any given date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares in the City of Toronto (or, after the Separation Time, the office of the Rights Agent in the City of Toronto), is closed to the public.

(j) "COMMON SHARES" means the common shares in the capital of the Corporation and "COMMON SHARES", when used with reference to any Person other than the Corporation, means the class or classes of shares (or similar equity interest) with the greatest per share voting power entitled to vote generally in the election of all directors of such other Person or the equity securities or other equity interest having power (whether or not exercised) to control or direct the management of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned other Person.

(k) "COMPETING PERMITTED BID" means a Take-over Bid made while another Permitted Bid is in existence and that satisfies all of the provisions of a Permitted Bid except that the condition set forth in subparagraph 1.1(bb)(ii) may provide that the Voting Shares may be taken up or paid for on, and may not be withdrawn after, a date which is not earlier than the later of 21 days after the date of the Take-over Bid or the earliest date on which Voting Shares may be taken up or paid for under any other Permitted Bid that is then in existence for the Voting Shares.

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

(l) "CONTROLLED" means, in determining whether a corporation is deemed to be "CONTROLLED" by another Person or Persons, a situation where a Person is controlled by another Person or Persons in any manner whatsoever that results in control in fact by that other Person or Persons, whether directly or indirectly, and whether through share ownership, a trust, a contract or otherwise, including in the case of control of a corporation where

          (i) (A) securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or on behalf of the other Person or Persons; and

                (B) the votes carried by such securities are entitled, if
                    exercised, to elect a majority of the board of directors of such corporation; or

           (ii) the corporation is otherwise controlled by such other Person or Persons;

                    and "CONTROL" and "CONTROLLING" shall be interpreted accordingly.

(m) "CORPORATIONS ACT" means the International Business Companies Act (Cap.291) of the British Virgin Islands, as amended, or such other corporate legislation under which the Corporation may exist under or be subject to from time to time, and the regulations made thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

(n)       "ELECTION TO EXERCISE" has the meaning attributed thereto in Clause
          2.2(d)(i).

(o) "EXEMPT ACQUISITION" means a share acquisition in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Subsection 5.1(d) or 5.1(e).

(p) "EXERCISE PRICE" means, as of any date, the price at which a holder of a Right may purchase the securities issuable upon exercise of one whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall be $60.

(q)       "EXPIRATION TIME" means the earlier of (i) the Termination Time and
          (ii) the Close of Business on the fifth anniversary of the date of this Agreement.

(r) "EXPIRY DATE OF THE PERMITTED BID" means the date, which shall not be less than 60 days following the date on which the proper Take-over Bid documentation relating to such Permitted Bid is sent to the shareholders of the Corporation, which is indicated in such documentation as the date until which such Permitted Bid is open for acceptance.

(s) "FLIP-IN EVENT" means a transaction or event in or pursuant to which any Person becomes an Acquiring Person.

(t) "INDEPENDENT SHAREHOLDERS" means beneficial owners of Voting Shares, other than (i) any Acquiring Person, (ii) any Offeror, (iii) any Affiliate or Associate of any Acquiring Person or Offeror, (iv) any Person acting jointly or in concert with any Acquiring Person or Offeror or any Affiliate of any Acquiring Person or Offeror, in each case in respect of Voting Shares beneficially owned by such persons.

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

(u) "MARKET PRICE" per security of any securities on any date of determination means the average of the daily closing prices per security of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Day not to be fully comparable with the closing price on the Trading Day immediately preceding such date of determination each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in order to make it fully comparable with the closing price on the Trading Day immediately preceding such date of determination. The closing price per security of any securities on any date shall be:

          (i) the closing board lot sale price or, in case no such sale takes place on such date, the average of the closing bid and asked prices for each of such securities as reported by the principal stock exchange or quotation system (as determined by the Board of Directors) on which such securities are listed or admitted to trading;

          (ii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a stock exchange or quotation system, the last sale price, or in case no sale takes place on such date, the average of the high bid and low asked prices for each of such securities in the over-the-counter market, as quoted by any reporting system then in use (as determined by the Board of Directors); or

          (iii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a stock exchange or quotation system or quoted by any such reporting system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors;

          provided, however, that if for any reason none of such prices is available on such day, the closing price per security of such securities on such date means the fair value per security of such securities on such date as determined by the Board of Directors, after consultation with a nationally recognized investment dealer or investment banker with respect to the fair value per security of such securities. The Market Price shall be expressed in Canadian dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars on such date at the Canadian Dollar Equivalent thereof.

          Notwithstanding the foregoing, where the Board is Directors is satisfied that the Market Price of securities as determined herein was affected by an anticipated or actual Take-over Bid or by improper manipulation, the Board of Directors may determine the Market Price of securities, such determination to be based upon a finding as to the price at which a holder of securities of that class could reasonably have expected to dispose of his securities immediately prior to the relevant date excluding any change in price reasonably attributable to the anticipated or actual Take-over Bid or to the improper manipulation.

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

(v) "1934 EXCHANGE ACT" means the SECURITIES EXCHANGE ACT OF 1934 of the United States, as amended, and the rules and regulations thereunder as now in effect or as the same may from time to time be amended, re-enacted or replaced.

(w) "1933 SECURITIES ACT" means the SECURITIES ACT OF 1933 of the United States, as amended and the rules and regulations thereunder as now in effect or as the same may from time to time be amended, re-enacted or replaced.

(x)       "OFFER TO ACQUIRE" includes:

          (i) an offer to purchase or a solicitation of an offer to sell Voting Shares, or a public announcement of an intention to make such an offer or solicitation; and

          (ii) an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited;

          or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

(y) "OFFEROR" means a Person who has publicly announced an intention to make, or who has made, a Take-over Bid, including a Permitted Bid.

(z) "OFFEROR'S SECURITIES" means the aggregate of the Voting Shares Beneficially Owned on the date of a Take-over Bid by an Offeror.

(aa) "OFFICER'S CERTIFICATE" of a Person shall mean a certificate signed by the Chairman of the board of directors, the President or any Vice President and by the Secretary, the Treasurer, and Assistant Secretary or an Assistant Treasurer of such Person.

(bb) "PERMITTED BID" means a Take-over Bid made in compliance with, and not on a basis which is exempt from or otherwise not subject to, the provisions of Sections 95 through 98, inclusive, and Section 100 of the Securities Act and, if applicable, Sections 10, 13(d) and 14 of the 1934 Exchange Act and the rules and regulations thereunder (or in each case such comparable or successor laws or regulations as shall then be in effect, or if all such provisions shall be repealed and there shall be no comparable or successor laws then in effect, pursuant to Sections 95 through 98, inclusive, and Section 100 of the Securities Act as in effect on the date of this Agreement) and in compliance with all other applicable laws (including the securities laws and regulations of all other relevant jurisdictions) and which is also made in compliance with the following additional provisions and conditions:

(i) the Take-over Bid shall be made for all of the Common Shares to all holders of record of Common Shares wherever resident or registered on the books of the Corporation;

(ii) the Take-over Bid contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date which is not less than 60 days following the date of the Take-over Bid and only if at such date more than 50% of the Voting Shares held by Independent Shareholders shall have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(iii) unless the Take-over Bid is withdrawn in accordance with applicable law, the Take-over Bid contains an irrevocable and unqualified provision that Voting Shares may be deposited pursuant to such Take-over Bid at any time during the period of time described in Clause 1.1(bb)(ii) and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken up and paid for;

(iv) the Take-over Bid contains an irrevocable and unqualified provision that in the event that the deposit condition set forth in Clause 1.1(bb)(ii) is satisfied the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than ten Business Days from the date of such public announcement; and

          (v) the Offeror shall make arrangements reasonably required by the Board of Directors of the Corporation to allow for the deposit in acceptance of such Take-over Bid of shares issued on exercise of options held by employees of the Corporation and its subsidiaries;

                  and the Board of Directors acting in good faith determines, prior to the expiry of the Take-over Bid, that the Take-over Bid complies with the provisions of this Subsection 1.1(bb).

                  For purposes of this Agreement, if a Permitted Bid ceases to be a Permitted Bid because it ceases to meet any or all of the requirements mentioned above at any time, any acquisition of Voting Shares made pursuant to such Permitted Bid, including any acquisition of Voting Shares theretofore made, shall cease to be a Permitted Bid Acquisition.

(cc) "PERMITTED BID ACQUISITION" means an acquisition of Common Shares or Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid made after the Board of Directors, acting in good faith, has determined, that the Take-over Bid complies with the provisions of Subsection 1.1(bb).

(dd) "PERSON" includes any individual, firm, partnership, association, trust, trustee, executor, administrator, legal personal representative, government, governmental body or authority, group (as such term is used in Rule 13d-5 under the 1934 Exchange Act, as in effect on the date of this Agreement), corporation or other incorporated or unincorporated organization.

(ee) "PRO RATA ACQUISITION" means an acquisition by a Person of Voting Shares pursuant to (w) any dividend reinvestment plan or share purchase plan of the Corporation, (x) a stock dividend, a stock split or other event pursuant to which such Person becomes the Beneficial Owner of Voting Shares on the same pro rata basis as all other holders of Voting Shares of the same class or series, (y) the exercise (including the grant) of rights granted to such Person to purchase Voting Shares distributed to all holders of Voting Shares pursuant to a bona fide rights offering which complies with the requirements of

          Policy 6.2 of the Ontario Securities Commission or is made pursuant to a prospectus or (z) a distribution to the public of Voting Shares, or securities convertible into or exchangeable for Voting Shares, made pursuant to a prospectus or by way of a private placement completed in accordance with applicable securities legislation; provided, however, in the case of an acquisition referred to in Subclauses (y) or (z), such acquisitions are made for not more than such number of Voting Shares or of such securities as is necessary for such Person to maintain the percentage of Voting Shares it held immediately prior to the announcement of such rights offering or distribution to the public or private placement, as the case may be.

(ff)      "RECORD TIME" means the Close of Business on January 13, 2000.

(gg)      "REDEMPTION PRICE" has the meaning attributed thereto in Subsection
          5.1(a).

(hh) "REGULAR PERIODIC CASH DIVIDEND" means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not, in the aggregate, exceed in any fiscal year the greatest of:

          (i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;

          (ii) 300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

          (iii) 100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

(ii) "RIGHTS CERTIFICATE" means the certificates representing the Rights after the Separation Time which shall be substantially in the form attached hereto as Exhibit A.

(jj)      "RIGHTS REGISTER" has the meaning attributed thereto in Subsection
          5.1(a).

(kk) "SECURITIES ACT" means the SECURITIES ACT, R.S.O. 1990, c. S.5, as amended, and the regulations made thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

(ll) "SEPARATION TIME" means the Close of Business on the tenth day after the earlier of:

          (i)       the Stock Acquisition Date; and

          (ii) the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid, so long as such Take-over Bid continues to satisfy the requirements of a Permitted Bid or a Competing Permitted
                    Bid);

                  or such earlier or later date as may from time to time be determined by the Board of Directors, provided that:

          (A) if any such Take-over Bid expires, is cancelled, is terminated or is otherwise withdrawn prior to the Separation Time, such offer shall be deemed, for the purposes of this Subsection 1.1(kk), never to have been made; and

          (B) if the Board of Directors determines pursuant to Subsection 5.1(d) or (e) to waive the application of Section 3.1 to a Flip-in Event, the Separation Time in respect of such Flip-in Event shall be deemed never to have occurred.

(mm) "SPECIAL MEETING" means a special meeting of the holders of Voting Shares called by the Board of Directors for the purpose of:

          (i) ratifying the distribution and continued existence of the Rights in accordance with Subsection 5.4(f); or

          (ii) approving an amendment, variation or rescission of any of the provisions of this Agreement pursuant to Subsections 5.4(b), 5.4(c) or 5.4(e).

          (nn) "STOCK ACQUISITION DATE" means the first date of public announcement (which for purposes of this definition includes, without limitation, a report filed pursuant to
                    Section 101 of the Securities Act or Section 13(d) of the 1934 Exchange Act) of facts indicating that a Person has become an Acquiring Person.

(oo) "SUBSIDIARY" means a corporation which, in respect of another corporation, is:

(i)       controlled by:

A.        that other; or

B. that other and one or more corporations each of which is controlled by that other; or

C.        two or more corporations each of which is controlled by that other; or

(ii)      a Subsidiary of a corporation that is that other's Subsidiary;

(pp) "TAKE-OVER BID" means an Offer to Acquire Voting Shares or other securities which (assuming the Voting Shares or other securities subject to the Offer to Acquire are acquired at the date of the Offer to Acquire by the Person making the Offer to Acquire), together with the Offeror's Securities, would constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the Offer to Acquire (including all Voting Shares that may be acquired upon exercise of all rights of conversion, exchange or purchase attaching to the other securities.

          (qq) "TERMINATION TIME" means the time at which the right to exercise Rights shall terminate pursuant to Subsections 3.2(b) or 5.1(c).

(rr) "TRADING DAY", when used with respect to any securities, means any day on which the principal securities exchange or quotation system (as determined by the Board of Directors) on which such securities are listed or admitted to trading or quotation is open for the transaction of business or, if the securities are not listed or admitted to trading or quotation on any Canadian or United States securities exchange, a Business Day.

(ss)      "U.S.-CANADIAN EXCHANGE RATE" means, on any date:

          (i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

          (ii) in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars calculated in such manner as may be determined by the Board of Directors from time to time acting in good faith.

(tt) "U.S. DOLLAR EQUIVALENT" of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of such amount determined by multiplying such amount by the Canadian-U.S. Exchange Rate in effect on such date.

(uu) "VOTING SHARES" means the Common Shares of the Corporation and any other shares of capital stock or voting interests of the Corporation entitled to vote generally in the election of directors and "VOTING SHARES", when used with reference to any Person other than the Corporation, means common shares of such other Person and any other shares of capital stock or voting interests of such other Person entitled to vote generally in the election of the directors of such other Person. For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person shall be, and be deemed to be, the product determined by the formula:

                                     A
                                    ---
                           100 X     B

                  where

          A= the aggregate number of votes for the election of all directors generally attaching (or which would be attached) to the Voting Shares Beneficially Owned by such Person; and

          B= the aggregate number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

          Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purpose of both A and B above.

(vv) "VOTING SHARE REDUCTION" means an acquisition or redemption by the Corporation of Voting Shares which, by reducing the number of Voting Shares outstanding, increases the proportionate number of Voting Shares Beneficially Owned by any Person to 20% or more of the Common Shares or Voting Shares then outstanding.

1.2      ACTING JOINTLY OR IN CONCERT

         For the purposes of this Agreement, whether Persons are acting jointly or in concert is a question of fact in each circumstance. Notwithstanding the foregoing, a Person shall be deemed to be acting jointly or in concert with another Person if such Person is presumed to be acting jointly or in concert with such other Person for purposes of Section 91 of the Securities Act.

         Notwithstanding the foregoing, and for greater certainty, the phrase, "acting jointly or in concert", wherever used in this Agreement, shall not include conduct:

(a)       unrelated to Voting Shares of the Corporation; or

(b)       consisting solely of:

(i) voting or directing the vote of securities of the Corporation pursuant to a revocable proxy given in response to a public proxy solicitation;

(ii) voting or directing the vote of securities of the Corporation in connection with or in order to participate in a public proxy solicitation made or to be made; or

(iii) having an agreement, arrangement or understanding with respect to a shareholder proposal or a matter or matters to come before a particular meeting of shareholders, including the election of directors.

1.3      CURRENCY

         All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.4      NUMBER AND GENDER

         Wherever the context so requires, terms used herein importing the singular number only shall include the plural and vice versa and words importing any one gender shall include all others.

1.5      SECTIONS AND HEADINGS

         The division of this Agreement into Articles, Sections, Subsections, Clauses and Subclauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles, Sections, Subsections, Clauses and Subclauses are to Articles, Sections, Subsections, Clauses and Subclauses of this Agreement.

1.6      STATUTORY REFERENCES

         Unless the context otherwise requires, any reference herein to a specific Section, Subsection, Clause or Rule of any act or regulation shall be deemed to refer to the same as it may be renumbered, amended, re-enacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.

                             ARTICLE 2 -- THE RIGHTS

2.1      THE RIGHTS; LEGEND ON COMMON SHARE CERTIFICATES

          (a) Certificates representing Common Shares that are issued and outstanding at the later of the Record Time shall evidence one Right for each Common Share evidenced thereby, notwithstanding the absence of the legend referred to below, until the earlier of (i) the Separation Time and (ii) the Expiration Time. Certificates for Common Shares issued after the later of (i) the Record Time and (ii) the date on which all regulatory approvals for this Agreement have been received but prior to the earlier of (i) the Separation Time and (ii) the Expiration Time shall also evidence one Right for each Common Share represented thereby.

          (b) All such certificates for Common Shares shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

          "Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Protection Rights Agreement made as of January 13, 2000 (the "Rights Agreement"), between Salix Pharmaceuticals, Ltd. (the "Corporation") and Montreal Trust Company of Canada (the "Rights Agent"), the terms of which are incorporated herein by this reference and a copy of which is on file at the principal office of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be amended or redeemed, may expire, may become void (if, in certain cases, they are "Beneficially Owned" by an "Acquiring Person", as such terms are defined in the Rights Agreement, or a transferee thereof), or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail, or arrange for the mailing of, a copy of the Rights Agreement to the holder of this certificate without charge promptly after the receipt of a written request therefor."

          Certificates representing Common Shares issued and outstanding at the Record Time shall also evidence one Right for each Common Share evidenced thereby, notwithstanding the absence of the foregoing legend, until the Close of Business on the earlier of the Separation Time and the Expiration Time.

2.2      INITIAL EXERCISE PRICE; EXERCISE OF RIGHTS; DETACHMENT OF RIGHTS

          (a) Subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price, or the U.S. Dollar Equivalent of the Exercise Price as at the Business Day immediately preceding the Separation Time (which Exercise Price and number of Common Shares are subject to adjustment as set forth below). Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

         (b) Until the Separation Time, (i) the Rights shall not be exercisable and no Right may be exercised and (ii) for administrative purposes, each Right will be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

         (c) After the Separation Time and prior to the Expiration Time, the Rights may be exercised and the registration and transfer of the Rights shall be separate from and independent of Common Shares. Promptly following the Separation Time, the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights), at such holder's address as shown on the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

                  (i) a Rights Certificate appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

                  (ii) a disclosure statement prepared by the Corporation describing the Rights.

         (d) Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its principal office in the City of Toronto or any other office of the Rights Agent designated for that purpose from time to time by the
                  Corporation:

                  (i) the Rights Certificate evidencing such Rights, with an Election to Exercise (an "ELECTION TO EXERCISE") substantially in the form attached to the Rights Certificate appropriately completed and duly executed by the holder or his executors or administrators or other legal personal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

                  (ii) payment by certified cheque, bank draft or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

         (e) Upon receipt of a Rights Certificate, with an Election to Exercise appropriately completed and duly executed, which does not indicate that such Right is void (or which is not otherwise void) as provided by Subsection 3.1(b), accompanied by payment as set forth in Clause 2.2(d)(ii), the Rights Agent (unless otherwise instructed by the Corporation) will thereupon promptly:

                  (i) requisition from the transfer agent of the Common Shares certificates for the number of Common Shares to be purchased (the Corporation hereby irrevocably agreeing to authorize such transfer agent to comply with all such requisitions);

                  (ii) after receipt of such Common Share certificates, deliver such certificates to, or to the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

                  (iii) when appropriate, requisition from the Corporation the amount of cash, if any, to be paid in lieu of issuing fractional Common Shares;

                  (iv) after receipt of such cash, deliver such cash to, or to the order of, the registered holder of the Rights Certificate; and

                  (v) tender to the Corporation all payments received on exercise of the Rights.

         (f) If the holder of any Rights exercises less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

         (g)      The Corporation covenants and agrees that it will:
                  (i) take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price and subject further to the provisions of Subsection 3.1(b)), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

                  (ii) take all such action as may reasonably be considered to be necessary and within its power to comply with any applicable requirements of the Corporations Act, the Securities Act and the securities legislation of each of the other provinces and territories of Canada, the 1933 Securities Act and the 1934 Exchange Act, and the rules and regulations thereunder or any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;

                  (iii) use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed upon issuance on the stock exchange(s) or quotation system(s) where the Common Shares may be listed at that time;

                  (iv) pay when due and payable, any and all Canadian and United States federal, provincial and state taxes (not in the nature of income or withholding taxes) and charges which may be payable in respect of the
                           original   issuance  or  delivery  of  the  Rights
                           Certificates   or certificates  for Common  Shares
                           issued upon exercise of Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer of Rights or the issuance or delivery of certificates for Common Shares issued upon exercise of Rights in a name other than that of the holder of the Rights being exercised; and

                  (v) cause to be reserved and kept available out of its authorized and unissued Shares the number of Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights.

2.3      ADJUSTMENTS TO EXERCISE PRICE; NUMBER OF RIGHTS

         (a) The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

         (b) In the event that the Corporation at any time after the Record Time and prior to the Expiration Time:

                  (i) declares or pays a dividend on the Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares) other than pursuant to any dividend reinvestment plan;

                  (ii) subdivides or changes the then outstanding Common Shares into a greater number of Common Shares;

                  (iii) consolidates or changes the then outstanding Common Shares into a smaller number of Common Shares; or

                  (iv) issues any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares) in respect of, in lieu of, or in exchange for existing Common Shares, except as otherwise provided in this Section 2.3, then

A.                                       the Exercise Price shall be adjusted so
                                    that the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (the "ADJUSTMENT FACTOR") that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof (assuming the exercise of all such exchange or conversion rights, if any); and

B.                                       in a case to which clause (ii) or (iii)
                                    applies or if clause (i) or (iv) applies to an issue of securities made after the Separation Time, the number of Rights outstanding shall be adjusted so that each Right held prior to such adjustment will become that number of Rights equal to the Adjustment Factor, and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share will have exactly one Right associated with it.

                  In the event the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in the preceding paragraph, each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share.

         (c) In the event that the Corporation at any time after the Record Time and prior to the Expiration Time fixes a record date for the making of a distribution to substantially all holders of Common Shares of rights or warrants entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, in the case of a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price per share (including the price required to be paid to purchase such convertible or exchangeable security or right)) less than 90 percent of the Market Price per Common Share on such record date, the Exercise Price shall be adjusted. The Exercise Price in effect after such record date will equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights) would purchase at such Market Price per Common Share and of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights to be so offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid in a consideration part or all of which will be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors. To the extent that such rights or warrants are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted on the expiration thereof to the Exercise Price which would then be in effect based on the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights. For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury shares or otherwise) pursuant to any dividend reinvestment plan and/or any share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and/or the investment of periodic optional payments and/or employee benefit, stock option or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants by the Corporation) shall not be deemed to constitute an issue of rights or warrants by the Corporation; provided, however, that, in the case of any dividend reinvestment plan or share purchase plan, the right to purchase Common Shares is at a price per share of not less than 90 percent of the current market price per share (determined in accordance with such plans) of the Common Shares.

         (d) In the event that the Corporation at any time after the Record Time and prior to the Expiration Time fixes a record date for the making of a distribution to substantially all holders of Common Shares of evidences of indebtedness or assets (other than a Regular Periodic Cash Dividend or a dividend paid in Common Shares but including any dividend payable in securities other than a dividend or distribution referred to in Subsection 2.3(b)(i) or 2.3(b)(iv)) or rights or warrants entitling them to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, in the case of a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price per share (including the price required to be paid to purchase such convertible or exchangeable security or right)) less than 90 percent of the Market Price per Common Share on such record date (excluding rights or warrants referred to in Subsection 2.3(c)), the Exercise Price in effect after such record date shall be equal to the Exercise Price in effect immediately prior to such record date less the fair market value (as determined by the Board of Directors) of the portion of the assets, evidences of indebtedness, rights or warrants so to be distributed applicable to a Common Share.

         (e) Each adjustment made pursuant to this Section 2.3 shall be made as of:

(i)                              the record or effective date for the applicable
                           dividend, subdivision, change, consolidation or issuance, in the case of an adjustment made pursuant to Subsection 2.3(b); and

                  (ii) the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to Subsection 2.3(c) or (d).

         (f) In the event that the Corporation shall at any time after the Record Time and prior to the Separation Time issue any shares of capital stock (other than Common Shares), or rights or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in Clauses 2.3(b)(i) or (iv), if the Board of Directors determines that the adjustments contemplated by Subsections 2.3(b), (c) and
                   (d) in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Corporation may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(b), (c) and (d), such adjustments, rather than the adjustments contemplated by Subsections 2.3(b), (c) and (d), shall be made. The Corporation and the Rights Agent shall amend this Agreement as appropriate to provide for such adjustments.

         (g) Notwithstanding anything herein to the contrary, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one per cent in such Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments made pursuant to this Section 2.3 shall be made to the nearest cent or to the nearest one ten-thousandth of a Common Share or a Right, as the case may be.

         (h) All Rights originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise

                  Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

         (i) Unless the Corporation shall have exercised its election, as provided in Subsection 2.3(j), upon each adjustment of an Exercise Price as a result of the calculations made in Subsections 2.3(c) and (d), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares obtained by:

                  (i) multiplying (A) the number of Common Shares covered by a Right immediately prior to this adjustment, by
                           (B) the relevant Exercise Price in effect immediately prior to such adjustment of the relevant Exercise Price; and

                  (ii) dividing the product so obtained by the relevant Exercise Price in effect immediately after such adjustment of the relevant Exercise Price.

         (j) The Corporation may elect prior to or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become the number of Rights obtained by dividing the relevant Exercise Price in effect immediately prior to adjustment of the relevant Exercise Price by the relevant Exercise Price in effect immediately after adjustment of the relevant Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the relevant Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Subsection 2.3(j), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights on such record date, Rights Certificates evidencing, subject to Section 5.5, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the relevant adjusted Exercise Price and shall be registered in the names of holders of record of Rights Certificates on the record date specified in the public announcement.

         (k) Irrespective of any adjustment or change in the Exercise Price or the number of securities issuable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per Common Share and the number of Common Shares so issuable which were expressed in the initial Rights Certificates issued hereunder.

         (l) In any case in which this Section 2.3 shall require that an adjustment in an Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the relevant Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Common Shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

         (m) Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in its good faith judgment the Board of Directors shall determine to be advisable in order that any
                   (i) subdivision or consolidation of the Common Shares, (ii) issuance wholly for cash of any Common Shares at less than the applicable Market Price, (iii) issuance wholly for cash of any Common Shares or securities that by their terms are exchangeable for or convertible into or give a right to acquire Common Shares, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Corporation to holders of its Common Shares, subject to applicable taxation laws, shall not be taxable to such shareholders.

         (n) The Corporation covenants and agrees that, after the Separation Time, it will not, except as permitted by Section
                  5.1 or 5.4, take (or permit any Subsidiary of the Corporation to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(o)                         If an event occurs which would require an adjustment
                   under both this Section 2.3 and Section 3.1, the adjustment provided for in this Section 2.3 shall be in addition to and shall be made prior to, any adjustment required pursuant to
                   Section 3.1.

         (p) Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon exercise of the Rights is made pursuant to this Section 2.3, the Corporation shall promptly:

                  (i) file with the Rights Agent and with the transfer agent for the Common Shares a certificate specifying the particulars of such adjustment or change; and

                  (ii) cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

                  Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4      DATE ON WHICH EXERCISE IS EFFECTIVE

         Each Person in whose name any certificate for Common Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with an appropriately completed and duly executed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes or charges payable by such Person hereunder) was made in accordance with Subsection 2.2(d); provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person shall be deemed to have become the holder of record of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5      EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF RIGHTS CERTIFICATES

         (a) The Rights Certificates shall be executed on behalf of the Corporation by its Chief Executive Officer and its Chief Financial Officer. The signature of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

         (b) Promptly following the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature and a disclosure statement describing the Rights, and the Rights Agent will manually countersign such Rights Certificates and deliver such Rights Certificates and statement to the holders of the Rights pursuant to Subsection 2.2(c). No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

         (c) Each Rights Certificate shall be dated the date of countersignature thereof.

2.6      REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE

         (a) After the Separation Time, the Corporation will cause to be kept a register (the "RIGHTS REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers and exchanges of Rights as herein provided. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

         (b) After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsection 2.6(d) and 3.1(b), the Corporation will execute, and the Rights Agent will countersign, deliver and register, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

         (c) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

         (d) Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

2.7      MUTILATED, DESTROYED, LOST AND STOLEN RIGHTS CERTIFICATES

         (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

         (b) If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

         (c) As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

         (d)      Every new Rights Certificate issued pursuant to this Section
                  2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence a contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8      PERSONS DEEMED OWNERS

         Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation and any agent of the Corporation or, if so authorized by the Corporation, the Rights Agent may deem and treat the person in whose name such Rights Certificate (or, prior to the Separation Time, such Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights means the registered holder of such Rights (or, prior to the Separation Time, the associated Common Shares).

2.9      DELIVERY AND CANCELLATION OF CERTIFICATES

         All Rights Certificates surrendered upon exercise or for redemption, or for registration of transfer or exchange shall, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10     AGREEMENT OF RIGHTS HOLDERS

         Every holder of Rights, by accepting such Rights, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

         (a) such holder shall be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

         (b) prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share;

         (c) after the Separation Time, the Rights will be transferable only on the Rights Register as provided herein;

         (d) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation and any agent of the Corporation or, if so authorized by the Corporation, the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

         (e) such holder is not entitled to receive any fractional Rights or fractional Common Shares upon the exercise of Rights;

         (f) without the approval of any holder of Rights and upon the sole authority of the Board of Directors, this Agreement may be supplemented or amended from time to time as provided herein; and

         (g) notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by a governmental authority, prohibiting or otherwise restraining performance of such obligations.


                     ARTICLE 3 -- ADJUSTMENTS TO THE RIGHTS

3.1  FLIP-IN EVENT


(a)                         Subject to Section 3.1(b) and Subsections 5.1(d)
                  and 5.1(e), and except as provided below, if prior to the Expiration Time a Flip-in Event shall occur, each Right shall constitute, effective at the Close of Business on the 10th day after the Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such Right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that, after such date of consummation or occurrence, or event, an event of a type analogous to any of the events described in
                  Section 2.3 shall have occurred with respect to such Common Shares).

(b)                         Notwithstanding anything to the contrary in this
                  Agreement, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:

(i)                                 (A)  an Acquiring Person;

                           (B)   any Affiliate or Associate of an Acquiring
                                 Person;

                           (C) any Person acting jointly or in concert with an Acquiring Person or any of its Affiliates;

                           (D) any other Person whose securities are deemed to be Beneficially Owned by an Acquiring Person

                           (each such Person being herein referred to as the "INELIGIBLE SHAREHOLDER"); or

(ii)                             a transferee, direct or indirect, of an
                           Ineligible Shareholder who becomes a transferee in a transfer, whether or not for consideration, that the Board of Directors has determined is part of a plan, arrangement or scheme of an Ineligible Shareholder that has the purpose or effect of avoiding Clause 3.1(b)(i), shall become null and void without any further action, and any holder of such Rights (including a transferee of, or other successor to, such Rights, whether directly or indirectly) shall thereafter have no right to exercise such Rights under any provision of this Agreement and shall not have thereafter any right whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this Subsection 3.1(b), shall be deemed to be an Acquiring Person or other Ineligible Shareholder for the purposes of this Subsection 3.1(b) and such Rights shall become null and void.

         (c) Any Rights Certificates that represent Rights Beneficially Owned by a Person described in either Clause (i) or (ii) of Subsection 3.1(b) or transferred to any nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

                           "The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person or other Ineligible Shareholder (as such terms are defined in the Rights Agreement), including a Person, or an Affiliate or Associate of a Person, who was acting jointly or in concert with any of them or any other Person whose securities are deemed to be Beneficially Owned by such Acquiring Person. This Rights Certificate and the Rights represented hereby shall become void in the circumstances specified in Subsection 3.1(b) of the Rights Agreement."

                  Provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall impose such legend only if instructed to do so by the Corporation in writing of if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in such legend.

         (d) From and after the Separation Time, the Corporation shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section
                  3.1 including, without limitation, all such acts and things as may be required to satisfy the requirements of the Corporations Act and the Securities Act and any other applicable laws in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

3.2      EXCHANGE OPTION

         (a) In the event that the Board of Directors determines that conditions exist which would eliminate or otherwise materially diminish in any respect the benefits intended to be afforded to the holders of Rights pursuant to this Agreement, the Board of Directors may, at its option and without seeking the approval of the holders of Common Shares or Rights, at any time after a Flip-in Event has occurred, authorize the Corporation to issue or deliver in respect of each Right which is not void pursuant to Subsection 3.1(b), either:

                  (i) in return for the Exercise Price and the Right, cash, debt or equity securities or other assets (or a combination thereof) having a cash value equal to twice the Exercise Price; or

                  (ii) in return for the Right and without further charge, subject to any amounts that may be required to be paid under applicable law, cash, debt or equity securities or other assets (or a combination thereof) having a cash value equal to the Exercise Price, in full and final settlement of all rights attaching to the Rights, where in either case the value of such debt or equity securities or other assets shall be determined by the Board of Directors who may rely upon the advice of a nationally recognized investment dealer or investment banker selected by the Board of Directors. To the extent that the Board of Directors determines that some action need be taken pursuant to this Section 3.2, the Board of Directors may suspend the exercisability of the Rights for a period of up to 90 days following the date of the occurrence of the relevant Flip-in Event in order to decide the appropriate form of distribution to be made and to determine the value thereof. In the event of any such suspension, the Corporation shall notify the Rights Agent and issue as promptly as practicable a public announcement stating that the exercisability of the Rights has been temporarily suspended.

         (b) If the Board of Directors authorizes the exchange of debt or equity securities or other assets (or a combination thereof) for Rights pursuant to Subsection 3.2(a), then, without any further action or notice, the right to exercise the Rights will terminate and the only right thereafter of a holder of Rights shall be to receive such debt or equity securities or other assets (or a combination thereof) in accordance with the exchange formula authorized by the Board of Directors. Within 10 Business Days after the Board of Directors has authorized the exchange of debt or equity securities or other assets (or a combination thereof) for Rights pursuant to Subsection 3.2(a), the Corporation shall give notice of such exchange to the holders of such Rights. Each such notice of exchange will state the method by which the exchange of debt or equity securities or other assets (or a combination thereof) for Rights will be effected.

         (c) The Corporation shall not be required to issue fractions of securities or to distribute certificates evidencing fractional securities. In lieu of issuing such fractional securities, there shall be paid to the registered holders of Rights to whom such fractional securities would otherwise be issuable, an amount in cash equal to the same fraction of the Market Price of a whole security.

3.3      FIDUCIARY DUTIES OF THE BOARD OF DIRECTORS OF THE CORPORATION

                  For clarification it is understood that nothing contained in this Article 3 shall be considered to affect the obligations of the members of the Board of Directors to exercise their fiduciary duties. Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of the Voting Shares of the Corporation reject or accept any Take-over Bid or take any other action (including, without limitation, the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the Special Meeting) with respect to any Take-over Bid that the Board of Directors believes is necessary or appropriate in the exercise of the fiduciary duties of its members.

                          ARTICLE 4 -- THE RIGHTS AGENT

4.1      GENERAL

         (a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable subject to the prior approval of the Rights Agent. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and Co-Rights Agents shall be as the Corporation may determine with the approval of the Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder (as per the attached Fee Schedule) and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder (including the fees and disbursements of any expert or advisor retained by the Rights Agent with the approval of the Corporation). The Corporation also agrees to indemnify the Rights Agent, its officers, directors and employees for, and to hold them harmless against, any loss, liability, or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement or the resignation or removal of the Rights Agent. The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and at any time, upon request, shall provide to the Rights Agent an incumbency certificate with respect to the then current directors of the Corporation.

         (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

4.2      MERGER OR CONSOLIDATION OR CHANGE OF NAME OF RIGHTS AGENT

         (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

         (b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3      DUTIES OF RIGHTS AGENT

         The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

         (a) The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion; the Rights Agent may also, with the approval of the Corporation (where such approval may reasonably be obtained and such approval not to be unreasonably withheld), consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement and the Rights Agent shall be entitled to rely in good faith on the advice of any such expert;

         (b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person reasonably believed by the Rights Agent to be a senior officer of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

         (c) The Rights Agent will be liable hereunder only for its own negligence, bad faith or wilful misconduct;

         (d) The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only;

         (e) The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b)) or any adjustment required under the provisions of Section 2.3 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Subsection 2.3(p) hereof describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

         (f) The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

         (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any Person designated in writing by the Corporation, and to apply to such persons for advice or instructions in connection with its duties and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person;

         (h) The Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and

         (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4      CHANGE OF RIGHTS AGENT

         The Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to the transfer agent of Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8. The Corporation may remove the Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent and to the transfer agent of the Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Corporation), then the resigning Rights Agent or the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent at the Corporation's expense. Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent upon receipt of all outstanding fees and expenses owing by the Corporation to the predecessor Rights Agent under this Agreement, any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.


         ARTICLE 5 -- MISCELLANEOUS

5.1      REDEMPTION AND WAIVER

         (a) The Board of Directors may, at its option, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the "REDEMPTION PRICE"). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

         (b) If an Offeror successfully completes a Permitted Bid by having taken up and paid for not less than 50 per cent of the Voting Shares held by Independent Shareholders pursuant to Permitted Bid Acquisitions, the Board of Directors shall, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price on the Expiry Date of the Permitted Bid.

         (c) If the Board of Directors elects to or is deemed to have elected to redeem the Rights, the right to exercise the Rights will thereupon without further action and without notice terminate and the only right thereafter of the holder of a Right shall be to receive the Redemption Price. Within 10 days of the Board of Directors electing or being deemed to have elected to redeem the Rights, the Corporation shall give notice of such redemption to the holders of the then outstanding Rights. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

         (d) The Board of Directors may until the occurrence of a Flip-in Event determine, upon prior written notice delivered to the Rights Agent, to waive the application of Section 3.1 to any particular Flip-in Event (which for greater certainty shall not include the circumstances described in Subsection 5.1(e)); provided that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Subsection 5.1(d), subject to as provided below the Board of Directors shall be deemed to have waived the application of
                  Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid which is made by means of a take-over bid circular (i) prior to the granting of such waiver, (ii) thereafter and prior to the expiry of any Take-over Bid (as the same may be extended from time to time) outstanding at the time of the granting of such waiver or (iii) thereafter and prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this Subsection 5.1(d); provided further that if the first waiver pursuant to this Subsection 5.1(d) is in respect of any bid which would have been a Permitted Bid but for the absence of one or more of the elements of a Permitted Bid set out in subclauses 1.1(bb) (i), (ii), (iii) or (iv) (the "Waived Conditions"), any such second or further waiver which is deemed to occur by reason of Subsection 5.1(d) shall only be deemed to occur if each such second or further Take-over Bid would also be a Permitted Bid but for the Waived Conditions.

         (e) The Board of Directors may prior to the Close of Business on the tenth day following the Stock Acquisition Date determine, upon prior written notice delivered to the Rights Agent, to waive or to agree to waive the application of Section 3.1 to the Flip-in Event giving rise to the Stock Acquisition Date, provided that the Acquiring Person has (i) reduced its Beneficial Ownership of Voting Shares or (ii) has entered into a contractual arrangement with the Corporation, acceptable to the Board of Directors, to do so within 30 days of the date on which such contractual arrangement is entered into (the expiry of which period is herein referred to as the "DISPOSITION DATE"), such that at the time the waiver becomes effective pursuant to this Subsection 5.1(e) such Person is no longer an Acquiring Person. In the event of such a waiver becoming effective, for the purposes of this Agreement, such Flip-in Event shall be deemed not to have occurred. Without limiting the generality of the foregoing, if the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.1 shall apply thereto.

         (f) Where a Take-over Bid, or other events giving rise to a Separation Time, is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, or in any other circumstances prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price. Without restricting the rights of the Board of Directors to elect to redeem the Rights pursuant to section 5.1(a) rather than pursuant to section 5.1(f), upon the Rights being redeemed pursuant to this section 5.1(f), all of the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common

                  Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the events giving rise to the Separation Time shall be deemed not to have occurred.

         (g) The Corporation shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors under this Section 5.1.

5.2      EXPIRATION

         No Person shall have any rights pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Subsection 4.1(a) hereof.

5.3      ISSUANCE OF NEW RIGHTS CERTIFICATES

         Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4      SUPPLEMENTS AND AMENDMENTS

         (a) Without the approval of any holders of Voting Shares or Rights, the Corporation may make amendments to this Agreement to correct any clerical or typographical error, or which are required to maintain the validity of the Agreement as a result of any change in any applicable legislation or regulations thereunder, or which are made to cure any ambiguity, defect or inconsistency, or which are to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person or other persons identified in section 3.1(b) hereof), or which are to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the timer period governing redemption shall be made at such time as the Rights are not redeemable.. The Corporation may, prior to the date of the shareholders' meeting referred to in Section 5.4(f), supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares in order to make any changes which the Board of Directors acting in good faith may deem necessary or desirable. Notwithstanding anything in this Section 5.4 to the contrary, no supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such change, supplement or amendment.

         (b) Subject to subsection 5.4(a), the Corporation may, with the prior consent of the holders of Voting Shares obtained as set forth below, at any time before the Separation Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if the action requiring such approval is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at the Special Meeting.

         (c) The Corporation may, with the prior consent of the holders of Rights obtained as set forth below, at any time after the Stock Acquisition Date amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such amendment, variation or deletion shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent thereto. Such consent shall be deemed to have been given if such amendment, variation or deletion is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to vote at a meeting of the holders and representing 50% plus one of the votes cast in respect thereof.

         (d) Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented and entitled to vote at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's by-laws and the Corporations Act with respect to meetings of shareholders of the Corporation.

         (e) Any amendments made by the Corporation to this Agreement pursuant to Subsection 5.4(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation or regulation thereunder shall:

         (i)                if made before the Separation Time, be submitted to
                     the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in subsection 5.4(b) confirm or reject such amendment;

         (ii)               if made after the Separation Time, be submitted to
                     the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.4(d) confirm or reject such amendment.

                     Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights as the case may be.

         (f) The Board of Directors shall call and hold a Special Meeting of holders of Voting Shares to consider and, if thought appropriate, ratify the distribution and the continued existence of the Rights. The Special Meeting shall be held on a date fixed by the Board of Directors, which date shall be no later than July 6, 2000 (or such later date as The Toronto Stock Exchange may approve). The Board of Directors shall fix a record date for determining the holders of Voting Shares entitled to receive notice of the Special Meeting in accordance with all applicable laws and the articles and by-laws of the Corporation. Unless a majority of the votes cast by the Independent Shareholders on such resolution are voted in favour of the continued existence of the Rights, then the Board of Directors shall immediately upon the confirmation by the Chairman of such shareholders' meeting of the result of the vote on such resolution, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

         (g) The Corporation shall be required to provide the Rights Agent with notice in writing of any such amendment, recession or variation to this Agreement as referred to in this Section 5.4 within five days of effecting such amendment, recession or variation.

         (h)      Any supplement or amendment to this Agreement pursuant to
                  Section 5.4(b) through (g) shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority having jurisdiction over the Corporation, including without limitation an requisite approval of stock exchanges on which the Shares are listed (which supplement or amendment shall be effective upon receipt of such approval (whether or not such approval is subject to one or more conditions which must be satisfied)).

5.5      FRACTIONAL RIGHTS AND FRACTIONAL SHARES

         (a) The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. After the Separation Time, there shall be paid to the registered holders of the Rights Certificates with regard to which fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Market Price of a whole Right in lieu of such fractional Rights. The Rights Agent shall have no obligation to make any payments in lieu of fractional Rights unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with Section 2.2 (e).

         (b) The Corporation shall not be required to issue fractional Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holder of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share. The Rights Agent shall have no obligation to make any payments in lieu of fractional Common Shares unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with Section 2.2 (e).

5.6      RIGHTS OF ACTION

         Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights to which such Person is entitled, in the manner provided in such holders Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this

Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

5.7      HOLDER OF RIGHTS DEEMED NOT A SHAREHOLDER

         No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders, or to receive dividends or subscription rights or otherwise.

5.8      NOTICES

         Notices or demands authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered personally or if delivered or sent by registered or certified mail, postage prepaid, or by facsimile transmission addressed (until another address is filed in writing with the Rights Agent) as follows:

SALIX PHARMACEUTICALS, LTD.
c/o Wyrick Robbins Yates & Ponton LLP
4101 Lake Boone Trail, Suite 300
Raleigh, North Carolina  27607
U.S.A.

Facsimile No.:             (919) 781-4865
Attention:                 Donald R. Reynolds

Any such notice or demand shall be deemed to have been received, if delivered personally, on the date of delivery (if such date is a Business Day, failing which it shall be deemed delivered on the next Business Day), if sent by facsimile, on the next Business Day following transmission or if sent by registered or certified mail, on the fifth Business Day after the mailing thereof, except in the case of interruption of regular mail service, in which case such notice shall be sent by facsimile or personally delivered.

         Any notice or demand authorized or required by this Agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered personally or if delivered or sent by registered or certified mail, postage prepaid, or by facsimile transmission addressed as follows:

MONTREAL TRUST COMPANY OF CANADA
151 Front Street West
8th Floor
Toronto, Ontario
M5J 2N1

Attention:                 Senior Manager, Client Services
Facsimile No.:             (416) 981-9800

Any such notice or demand shall be deemed to have been received, if delivered personally, on the date of delivery (if such date is a Business Day, failing which it shall be deemed delivered on the next Business Day), if sent by facsimile, on the next Business Day following transmission or if sent by registered or certified mail, on the fifth Business Day after the mailing thereof, except in the case of interruption of regular mail service, in which case such notice shall be sent by facsimile or personally delivered.

         Notices or demands authorized or required by this Agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears on the Rights Register or, prior to the Separation Time, on the registers of the Corporation for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given on the fifth Business Day after the date of mailing thereof, whether or not the holder receives the notice. In the event of any interruption of mail service, such notice required or permitted to be given hereunder will be deemed to be sufficiently given by advertisement of such notice in a newspaper of general circulation in the City of Toronto.

5.9      COSTS OF ENFORCEMENT

         The Corporation agrees that if the Corporation or any other Person the securities of which are purchasable upon exercise of Rights fails to fulfil any of its obligations pursuant to this Agreement, then the Corporation or such Person will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce his rights pursuant to any Rights or this Agreement.

5.10     REGULATORY APPROVALS

         Any obligation of the Corporation or action or event contemplated by this Agreement, or any amendment to this Agreement, shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority.

5.11     DECLARATION AS TO NON-CANADIAN AND NON-U.S. HOLDERS

         If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside Canada and the United States of America, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure that such compliance is not required, including without limitation establishing procedures for the issuance to a Canadian resident fiduciary of Rights, or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the fiduciary or to the fiduciary and the Corporation, as the Corporation may determine, absolute discretion with respect thereto) and the sale thereof and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada and any province or territory thereof and the United States of America in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.12     SUCCESSORS

         All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

5.13     BENEFITS OF THIS AGREEMENT

         Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.14     GOVERNING LAW

         This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such jurisdiction applicable to contracts to be made and performed entirely within such province.

5.15     LANGUAGE

    Les parties aux presentes ont exige que la presente convention ainsi que tous les documents et avis qui s'y rattachent et/ou qui en decoulent soient rediges en langue anglaise. The parties hereto have required that this Agreement and all documents and notices related thereto and/or resulting therefrom be drawn up in English.

5.16 COUNTERPARTS

    This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.17 SEVERABILITY

     If any Section, Subsection, paragraph, subparagraph, term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such Section, Subsection, paragraph, subparagraph, term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining Sections, Subsections, paragraphs, subparagraphs, terms and provisions hereof or the application of such Section, Subsection, paragraph, subparagraph, term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.18     EFFECTIVE DATE

                  This Agreement is effective from the date hereof.

5.19     TIME OF THE ESSENCE

                  Time shall be of the essence hereof.

5.20     DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS

         The Board of Directors shall have the exclusive power and authority to administer and amend this Agreement in accordance with the terms hereof and to exercise all rights and powers specifically granted hereunder to the Board of Directors or the Corporation, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not to redeem the Rights or to amend the Agreement, in accordance with the terms hereof). All such actions, calculations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall (x) be final, conclusive and binding on the Corporation, the Rights Agent, the holders of the Rights, and all other parties and (y) not subject the Board of Directors to any liability to the holders of the Rights, or any other parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          SALIX PHARMACEUTICALS, LTD.



                                          Per:
                                                   Robert P. Ruscher
                                                   Chief Executive Officer
                                                   Authorized Signing Officer

                                          MONTREAL TRUST COMPANY OF CANADA



                                          Per:



                                          Per:

                                    EXHIBIT A

                          [FORM OF RIGHTS CERTIFICATE]

Certificate No.__________________________             _________________Rights

         UNTIL THE SEPARATION TIME (AS DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A SHAREHOLDER PROTECTION RIGHTS AGREEMENT MADE AS OF JANUARY 13, 2000 (THE "RIGHTS AGREEMENT"), BETWEEN SALIX PHARMACEUTICALS, LTD. (THE "CORPORATION") AND MONTREAL TRUST COMPANY OF CANADA , AS RIGHTS AGENT, THE TERMS OF WHICH ARE INCORPORATED HEREIN BY THIS REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE AMENDED OR REDEEMED, MAY EXPIRE, MAY BECOME VOID (IF, IN CERTAIN CASES, THEY ARE "BENEFICIALLY OWNED" BY AN "ACQUIRING PERSON" OR AN "INELIGIBLE SHAREHOLDER", AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT, OR A TRANSFEREE THEREOF), OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL, OR ARRANGE FOR THE MAILING OF, A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE PROMPTLY AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR.

                               RIGHTS CERTIFICATE

This certifies that__________________________________ is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Protection Rights Agreement made as of January 13, 2000 (the "Rights Agreement") as amended between SALIX PHARMACEUTICALS, LTD., a corporation incorporated under the laws of British Virgin Islands (the "Corporation") and Montreal Trust Company of Canada, a trust company incorporated under the laws of Canada, as Rights Agent (the "Rights Agent", which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Corporation, at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid common share of the Corporation (a "Common Share") at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate, together with the Form of Election to Exercise appropriately completed and duly executed, to the Rights Agent at its principal office in the City of Toronto (or such other locations as the Corporation and the Rights Agent may from time to time determine). Until adjustment thereof in certain events as provided in the Rights Agreement, the Exercise Price shall be $60 per Right (payable by bank draft, certified cheque or money order payable to the order of the Corporation).

         In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or shares in the capital of the Corporation other than Common Shares, or more or less than one Common Share (or a combination thereof), all as provided in the Rights Agreement.

         This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Corporation and are available upon written request.

         This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office of the Rights Agent in the City of Toronto (or such other locations as the Corporation and the Rights Agent may from time to time determine), may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Corporation at a redemption price of $0.0001 per Right, subject to adjustment in certain events, or (ii) may be exchanged, at the option of the Corporation, for cash, debt or equity securities or other assets (or a combination thereof).

         No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of any meeting or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

         This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the signature of the proper officers of the Corporation.

Date:___________________________

SALIX PHARMACEUTICALS, LTD.

Per:____________________________
         Chief Executive Officer


Countersigned:

MONTREAL TRUST COMPANY OF CANADA

Per:__________________________________
         Authorized Signature

                           [Continued on Reverse Side]

                          FORM OF ELECTION TO EXERCISE



TO:      SALIX PHARMACEUTICALS, LTD.


The undersigned hereby irrevocably elects to exercise_____________________ whole Rights represented by this Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Common Shares be issued in the name of and delivered to:

         ________________________________________
         Name

         ________________________________________
         Address

         ________________________________________
         City and Province/State/Country

         ________________________________________
         Social Insurance No. or other taxpayer
         identification number


         If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:


         ________________________________________
         Name

         ________________________________________
         Address

         ________________________________________
         City and Province/State/Country

         ________________________________________
         Social Insurance Number or other
         taxpayer identification number

Date:    ______________________________          _______________________________
                                                          Signature
                                                 (Signature must correspond to
                                                 name as written upon the face
                                                 of this Rights Certificate in
                                                 every particular, without
                                                 alteration or enlargement or
                                                 any change whatsoever)




_______________________________________
Signature Guaranteed



                 (THE FOLLOWING IS TO BE COMPLETED ONLY IF TRUE)

         The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not and, to the knowledge of the undersigned, have never been, Beneficially Owned by (i) an Acquiring Person, (ii) any Affiliate or Associate of an Acquiring Person, (iii) any other Person acting jointly or in concert with an Acquiring Person or any Affiliate of an Acquiring Person, or
(iv) any other Person whose securities are deemed to be Beneficially Owned by an Acquiring Person. Capitalized terms shall have the meanings ascribed thereto in the Rights Agreement.



Date:    ______________________________          _______________________________
                                                          Signature
                                                 (Signature must correspond to
                                                 name as written upon the face
                                                 of this Rights Certificate in
                                                 every particular, without
                                                 alteration or enlargement or
                                                 any change whatsoever)




_______________________________________
Signature Guaranteed


NOTE: Signature must be guaranteed by a major Canadian trust company, Canadian chartered bank, or a member of the Securities Transfer Agents Medallion Program (STAMP).

                               FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
(Please print name and address of transferee)

_________ {INSERT NUMBER} of the Rights represented by this Rights Certificate, together with all right, title and interest therein.


Date:    ______________________________          _______________________________
                                                          Signature
                                                 (Signature must correspond to
                                                 name as written upon the face
                                                 of this Rights Certificate in
                                                 every particular, without
                                                 alteration or enlargement or
                                                 any change whatsoever)




_______________________________________
Signature Guaranteed


                 (THE FOLLOWING IS TO BE COMPLETED ONLY IF TRUE)

         The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not and, to the knowledge of the undersigned, have never been, Beneficially Owned by (i) an Acquiring Person, (ii) any Affiliate or Associate of an Acquiring Person, (iii) any other Person acting jointly or in concert with an Acquiring Person or any Affiliate of an Acquiring Person, or
(iv) any other Person whose securities are deemed to be Beneficially Owned by an Acquiring Person. Capitalized terms shall have the meanings ascribed thereto in the Rights Agreement.


Date:    ______________________________          _______________________________
                                                          Signature
                                                 (Signature must correspond to
                                                 name as written upon the face
                                                 of this Rights Certificate in
                                                 every particular, without
                                                 alteration or enlargement or
                                                 any change whatsoever)




_______________________________________
Signature Guaranteed


NOTE: Signature must be guaranteed by a major Canadian trust company, Canadian chartered bank, or a member of the Securities Transfer Agents Medallion Program (STAMP).

                                     NOTICE

         In the event that the certifications set forth above in the Forms of Election to Exercise and Assignment are not completed, the Corporation shall deem the Beneficial Owner of the Rights represented by this Rights Certificate to be an Acquiring Person or other Ineligible Shareholder and, accordingly, such Rights shall be null and void. Capitalized terms shall have the meanings ascribed thereto in the Rights Agreement.